FORM 8-K

             SECURITIES AND EXCHANGE COMMISSION
                    Washington D.C. 20549

                       CURRENT REPORT
              Pursuant to Rule 13 or 15d-16 of
             the Securities Exchange Act of 1934

For the Coupon Period ending April 22, 2003

       Westpac Securitisation Management Pty Limited,
              in its capacity as trust manager
               of the Series 1998-1G WST Trust
       (Translation of registrants name into English)



     New South Wales     333-64199          98-0181944
    -----------------   ----------------  ------------
    State of Incorp.    Commission File  IRS Employer No.
                             Number


   Level 25, 60 Martin Place, Sydney, NSW 2000, Australia
          (Address of principal executive offices)

      Registrants telephone number

      +612 9229 8131

 NOTEHOLDERS REPORT - SERIES 1998-1G WST TRUST


Date of Report - Determination Date   14-April-03

Housing Loan Collection Period      10-Jan-03 to 09-Apr-03
                                  (inclusive)  (inclusive)

Days in Collection Period             90

Coupon Period          20-Jan-03      to         22-Apr-03
                       (inclusive)             (exclusive)

Days in Coupon Period  		      92

3 month BBSW
at beginning of coupon period         	   4.78500%
3 Month USD-LIBOR      			   1.36875%
Foreign Exchange Rate  0.62354525564

Available Income       			7,601,442
Total Available Funds  			7,601,442
Accrued Interest Adjustment           	0.00
Redraws Made This Period                15,270,127
Redraw Shortfall       			0.00
Redraw Facility Draw   			0.00
RFS Issued This Period 			0.00
Trust Expenses         			355,258
Total Payments         			6,713,162
Payment Shortfall      			0.00
Principal Draw This Period            	0.00
Total Principal Draws Outstanding     	0.00
Gross Principal Collections           	59,855,557
Principal Collections  			44,585,431
Excess Available Income               	888,280
Excess Collections Distribution       	888,280
Liquidity Shortfall    			0.00
Liquidity Net Draw / (Repayment)
this period            			0.00
Remaining Liquidity Shortfall         	0.00
Liquidation Loss       			0.00
Principal Charge Offs  			0.00
Prepayment Benefit Shortfall          	0.00
Average Daily Balance for Qtr         	441,988,813
Subordinated Percentage               	5.2769%
Initial Subrdinated Percentage        	2.3000%
Average Quarterly Percentage          	0.4076%
Chargeoffs             			0.00
Carryover ChargeOffs   			0.00

               Principal/100,000   Coupon/100,000
Class A   0.00    1,918.4089           75.9251
Class B   0.00    4,541.9027          207.9722

Stated Amount - AUD Equivalent     Percentage     Forex Percentage
Class A       396,032,406.46         94.72309%         1.00000
Class B        23,733,738.96          5.27691%
RFS                     0.00              	       0.00000
              419,766,145.42        100.00000%      100.00000%

Stated Amount - USD                Bond Factor
Class A       246,944,128.13         0.1798966
Class B        14,799,060.33         0.4581752
RFS                     0.00
              261,743,188.46

                            WST Trust Series 98-1G

                    DELINQUENCY STATISTICS

                 Collection Period Ended:    9th April 2003
                Number    Current    Instalment   % by     % by
               of Loans   Balance     Amount $   Number   Balance

Current         5,209   387,020,583  3,798,184   93.64%    92.20%
1 - 29 Days       287    27,012,802    223,988    5.16%     6.44%
30 - 59 Days       41     3,613,154     27,023    0.74%     0.86%
60 - 89 Days       11       948,706      8,111    0.20%     0.23%
90 - 119 Days       7       595,809      4,997    0.13%     0.14%
120 - 149 Days      3       185,587      1,788    0.05%     0.04%
150 - 179 Days      1       145,922      1,050    0.02%     0.03%
180+ Days           4       243,582      3,043    0.07%     0.06%
TOTAL           5,563   419,766,145  4,068,184  100.00%   100.00%


$A
Scheduled principal     		$          5,702,350
Unscheduled principal   		$         38,883,081
Principal Collections   		$         44,585,431

Fixed Interest Rate Housing Loan        $         53,454,818
Variable Rate Housing Loans             $        366,311,327
                        		$        419,766,145






                         SIGNATURES

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf, as Trust Manager for the Series
1998-1G WST Trust, by the undersigned, thereunto duly authorized.

                              Westpac Securitisation
                              Management Pty Limited, as
                              Trust Manager for the Series
                              1998-1G WST Trust,(Registrant)

Dated: Apri 22, 2003
By:    /s/ Cameron Kelly


Name: Cameron Kelly

Title:   Principal Accounting Officer